UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022
SWEETGREEN, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41069	27-1159215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W. Exposition Blvd. Los Angeles, CA	90018
(Address of Principal Executive Offices)	(Zip Code)
(323) 990-7040
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Submission of Matters to a Vote of Security Holders
On June 15, 2022, Sweetgreen, Inc. (the “Company”) virtually held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the nine nominees for director and (2) ratified the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 25, 2022. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022. The final results with respect to each proposal are set forth below.

Proposal 1. The stockholders elected each of the nine nominees named below to serve as the directors until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHOLD	BROKER NON-VOTE
Neil Blumenthal	170,274,265	3,563,997	1,601,763
Julie Bornstein	170,284,077	3,554,185	1,601,763
Cliff Burrows	170,934,837	2,903,425	1,601,763
Nicolas Jammet	170,493,248	3,345,014	1,601,763
Valerie Jarrett	170,570,467	3,267,795	1,601,763
Youngme Moon	170,582,573	3,255,689	1,601,763
Jonathan Neman	170,937,575	2,900,687	1,601,763
Nathaniel Ru	170,819,978	3,018,284	1,601,763
Bradley Singer	170,898,448	2,939,814	1,601,763

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 25, 2022. The result of such vote was:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

175,424,670	7,260	8,095	N/A
Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETGREEN, INC.

Dated: June 21, 2022	By:	/s/ Mitch Reback
Mitch Reback
Chief Financial Officer